Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, David R. Odenath, and Michael A. Bohm, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of American Skandia Life Assurance Corporation (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto,, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 2007.

/s/ James J. Avery
James J. Avery

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, David R. Odenath, and Michael A. Bohm, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of American Skandia Life Assurance Corporation (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 2007.

/s/ Bernard J. Jacob
Bernard J. Jacob

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, David R. Odenath, and Michael A. Bohm, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of American Skandia Life Assurance Corporation (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2007.

/s/ Helen M. Galt
Helen M. Galt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, David R. Odenath, and Michael A. Bohm, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act’), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of American Skandia Life Assurance Corporation (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2007.

/s/ Kenneth Y. Tanji
Kenneth Y. Tanji

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, David R. Odenath, and Michael A. Bohm, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”), in connection with filing with the Commission of an Annual Report on Form 10-K of American Skandia Life Assurance Corporation (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February 2007.

/s/ Ronald P. Joelson
Ronald P. Joelson